UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 8, 2016

Unisys Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8729	30-0387840
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Lakeview Drive, Suite 100 Blue Bell, Pennsylvania	19422
(Address of principal executive offices)	(Zip Code)

(215) 986-4011

Registrant’s telephone number, including area code

[N/A]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Additional Notes

On March 15, 2016, Unisys Corporation (“Unisys”) completed a private unregistered offering of $190 million aggregate principal amount of its 5.50% Convertible Senior Notes due 2021 (the “notes”). In connection with the offering, Unisys granted the initial purchasers of the notes an over-allotment option to purchase up to an additional $28.5 million in aggregate principal amount of the notes on the same terms and conditions. On April 8, 2016, the initial purchasers exercised their over-allotment option to purchase an additional $23.5 million in aggregate principal amount of the notes (the “additional notes”). On April 13, 2016, the initial purchasers purchased the additional notes.

Unisys intends to use the net proceeds of the issuance of the additional notes (i) for general corporate purposes, which may include funding cost reduction and savings initiatives, obligations under Unisys’ defined benefit pension plans, investments in next generation services and technologies and repaying existing debt and (ii) to pay the cost of the capped call transactions described below.

The additional notes are being issued under the indenture (the “Indenture”) dated as of March 15, 2016 between Unisys and Wells Fargo Bank, National Association as trustee, pursuant to which the notes were issued, as supplemented by an Officers’ Certificate dated as of April 13, 2016.

Capped Call Transactions

On April 8, 2016, in connection with the issuance of the additional notes, Unisys entered into privately negotiated capped call transactions with (i) J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch, (ii) Bank of America, N.A. and (iii) Wells Fargo Bank, National Association (the “hedge counterparties”). The capped call transactions, in the aggregate, cover, subject to customary anti-dilution adjustments, the same number of shares of Unisys common stock that initially underlie the additional notes.

The capped call transactions are expected generally to reduce the potential dilution to Unisys’ common stock and/or offset potential cash payments Unisys is required to make in excess of the principal amount upon conversion of the additional notes in the event that the market price per share of Unisys common stock, as measured under the terms of the capped call transactions, is greater than the strike price of the capped call transactions, which initially corresponds to the conversion price of the additional notes and is subject to customary anti-dilution adjustments, but not greater than the cap price of the capped call transactions, which will initially be $12.7520 and is subject to customary anti-dilution adjustments.

Unisys will not be required to make any cash payments to the hedge counterparties upon the exercise of the options that are a part of the capped call transactions, but will be entitled to receive from them a number of shares of Unisys common stock and/or an amount of cash generally based on the amount by which the market price per share of

Unisys common stock, as measured under the terms of the capped call transactions, is greater than the strike price of the capped call transactions during the relevant observation period under the capped call transactions. If, however, the market price per share of Unisys’ common stock, as measured under the terms of the capped call transactions, exceeds the cap price of the capped call transactions, there would nevertheless be dilution with respect to Unisys common stock and/or there would not be an offset of such potential cash payments, in each case, upon conversion of the additional notes to the extent that such market price exceeds the cap price of the capped call transactions.

The capped call transactions are separate transactions entered into by Unisys with the hedge counterparties, are not part of the terms of the additional notes and will not change holders’ rights under the additional notes or the trustee’s rights or duties under the indenture. Holders of additional notes will not have any rights with respect to the capped call transactions.

The description of the capped call transactions is a summary and is qualified in its entirety by reference to the complete text of each of the capped call transaction confirmations, copies of which are filed as exhibits hereto and are incorporated herein by reference.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Additional Notes” is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Additional Notes” is incorporated herein by reference.

On April 13, 2016, Unisys issued $23,500,000 aggregate principal amount of additional notes to the initial purchasers in a private placement pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). Unisys offered and sold the additional notes to the initial purchasers of the additional notes in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, for resale by such initial purchasers solely to “qualified institutional buyers” pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The additional notes and shares of Unisys common stock, if any, issuable upon conversion thereof have not been registered under the Securities Act.

Item 7.01.	Regulation FD Disclosure.

On April 13, 2016, Unisys Corporation issued a news release announcing the initial purchasers’ exercise of the over-allotment option and the issuance of $23,500,000 aggregate principal amount of additional notes in connection therewith. A copy of the news release is attached hereto as Exhibit 99.1 to this Current Report.

The information in the news release attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1	Officers’ Certificate dated as of April 13, 2016.

10.1	Additional Call Option Transaction Confirmation, dated as of April 8, 2016, between Unisys and J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch.

10.2	Additional Call Option Transaction Confirmation, dated as of April 8, 2016, between Unisys and Bank of America, N.A.

10.3	Additional Call Option Transaction Confirmation, dated as of April 8, 2016, between Unisys and Wells Fargo Bank, National Association.

99.1	News Release, dated April 13, 2016, of Unisys Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unisys Corporation

By	/s/ Janet B. Haugen
Janet B. Haugen
Senior Vice President and Chief Financial Officer

Date: April 13, 2016

EXHIBIT INDEX

Exhibit No.	Description

4.1	Officers’ Certificate dated as of April 13, 2016.

10.1	Additional Call Option Transaction Confirmation, dated as of April 8, 2016, between Unisys and J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch.

10.2	Additional Call Option Transaction Confirmation, dated as of April 8, 2016, between Unisys and Bank of America, N.A.

10.3	Additional Call Option Transaction Confirmation, dated as of April 8, 2016, between Unisys and Wells Fargo Bank, National Association.

99.1	News Release, dated April 13, 2016, of Unisys Corporation.